Exhibit 99.1

BROADWIND ACQUIRES MCM, EXPANDING ITS PRECISION MANUFACTURING PLATFORM WITHIN THE POWER GENERATION AND CRITICAL INFRASTRUCTURE MARKET PROVIDING STRATEGIC ENTRY INTO ELECTRICAL TRANSMISSION AND DISTRIBUTION

Adds high-growth revenue streams, enhances margin profile and expands capabilities

Broadwind to host investor conference call and webcast on Tuesday, November 3, 2026 at 11:00 a.m. ET

CICERO, Ill., Nov. 2, 2026 -- Broadwind (Nasdaq: BWEN, or the “Company”), a diversified precision manufacturer of specialized components and solutions serving global markets, today announced that on October 30, 2026 the Company acquired 100% of the shares of privately held MCM Acquisition Company, Inc. (“MCM”) for a base purchase price of $18 million, in addition to up to a $7 million performance-based earnout, subject to achieving financial milestones within 14 months of the transaction date.

MCM is an Alabama-based precision manufacturer with a 30-year track record of designing, engineering, and fabricating metal components for the electric utility and critical infrastructure markets. From its 37,000 square foot facility in Northport, MCM supplies mission-critical hardware to some of the nation's leading utilities and their suppliers, with products engineered to meet stringent standards for corrosion resistance, conductivity, and performance under extreme weather conditions in high-power transmission line applications.

Through a vertically integrated offering that spans machining, fabrication, assembly, kitting, and delivery, MCM has established itself as a leading component provider to the domestic electrical Transmission and Distribution ("T&D") sector. The company holds sole-source or preferred supplier status across many of its key customer relationships, with average tenure exceeding 20 years among its top ten customers. MCM is 100% U.S.-based and sources all raw materials exclusively through an established domestic procurement network, creating surety of supply for customers on an on-demand basis.

MCM’s approximately 50 employees, including its senior leadership team, joined Broadwind on October 30.

MANAGEMENT COMMENTARY

“The acquisition of MCM represents a defining milestone in Broadwind’s transformation into a leading solutions provider to the power generation and critical infrastructure markets, stated Eric Blashford, President and CEO of Broadwind. “Over the past several years, we’ve deliberately reshaped our business by divesting non-core assets, exiting underperforming business lines, and strengthening our balance sheet, while accelerating our strategic shift toward higher-value, more durable revenue streams supported by differentiated capabilities, defensible competitive advantages, and compelling long-term growth fundamentals.”

“MCM expands our domestic manufacturing capacity and skilled workforce in support of the electrical transmission and distribution market, an industry benefiting from record investment in grid modernization, capacity expansion, hardening, and resilience,” continued Blashford. “Growing domestic electricity demand from data centers is a key contributor to load growth, reinforcing the need for sustained investment in transmission infrastructure. With approximately 95% of its trailing-twelve-month revenue through June 30, 2026, generated by T&D component manufacturing, MCM provides Broadwind with an immediate and compelling entry into this growing market. MCM’s seasoned team of precision manufacturing professionals, 30-year history of value creation, deep technical expertise, longstanding customer relationships, fully domestic production base, and proven record of profitable growth position the business as a strong strategic fit for Broadwind.”

“MCM is immediately accretive to Broadwind, adds a higher-margin revenue stream to our portfolio, and enhances the quality of our earnings within our targeted vertical markets,” continued Blashford. “MCM introduces an entirely complementary customer base, providing meaningful diversification in new markets, while the company’s sole-source and preferred supplier positions underscore the strength of its customer relationships as an incumbent supplier. At a strategic level, MCM aligns with the key priorities we’ve outlined in our acquisition strategy, as it provides exposure to attractive end markets, an accretive margin profile, consistent profitability, and a fully domestic operating footprint. This acquisition exemplifies the lower-risk, value-creating bolt-on acquisitions we expect to define our growth strategy, over time.”

“We are excited to join the Broadwind team and begin this next chapter of growth and transformation,” stated Wes Jones, Founder and CEO of MCM. “Together, we will offer our customers greater scale and expanded capabilities while preserving the differentiated value proposition that has defined MCM for three decades, including a commitment to exceptional quality, deep technical expertise, and responsive, on-demand service. Broadwind shares our commitment to operational excellence and customer service, and its platform will enable us to serve our customers even more effectively. I am proud of what our team has built and confident in what we will accomplish together.”

TRANSACTION DETAILS

On a trailing twelve-month basis through June 30, 2026, MCM generated total revenue of approximately $16.5 million and adjusted EBITDA of approximately $3.7 million, or ~23% of revenue. The transaction price, excluding any financial incentives that may be earned by MCM in the future upon achieving specified performance milestones, is 4.8x trailing-twelve months adjusted EBITDA as of June 30, 2026. The acquisition of MCM is expected to be accretive to Broadwind on both a margin rate and diluted earnings per share basis upon the closing of the transaction.

As of June 30, 2026, the combined Broadwind and MCM businesses generated pro forma trailing twelve-month revenue of $90 million and adjusted EBITDA of $3.6 million, representing 4.0% of revenue. Pro forma net debt to trailing twelve-month adjusted EBITDA for the combined businesses was approximately 3.7x as of June 30, 2026.

COMPELLING TRANSACTION RATIONALE

●

Provides strategic entry into high-growth power and critical infrastructure markets. MCM positions Broadwind to capitalize on a multi-year investment cycle in domestic grid modernization, capacity expansion, hardening, and resilience, driven by rising electricity demand and the need for a more reliable transmission network.

●

Capitalizes on a structural, multi-year investment cycle in transmission infrastructure. The U.S. transmission network spans more than 600,000 miles and continues to require substantial investment to support rising load growth, reliability, and resilience. Industry estimates indicate that data centers will be among the largest drivers of U.S. electricity-demand growth.

●

Adds a higher-value revenue stream within targeted vertical markets. MCM delivered a four-year revenue CAGR of 25% through year-end 2025, reflective of increasing customer demand and recent capacity investments that position the business to convert a growing backlog. For the trailing twelve months ended June 30, 2026, MCM generated an adjusted EBITDA margin of 23%, well above Broadwind’s comparable margin. With approximately 95% of its trailing-twelve-month revenue derived from the domestic T&D market, MCM meaningfully accelerates Broadwind’s revenue mix shift toward power and critical infrastructure, directly advancing the Company’s stated strategic priorities.

●

Expands Broadwind’s domestic manufacturing footprint and skilled workforce. The acquisition adds approximately 50 skilled, non-union employees and MCM’s 37,000-square-foot design, engineering, and manufacturing facility in Northport, Alabama, to Broadwind’s operating platform. As of September 30, the addition of MCM increases Broadwind’s total employee base by more than 20%.

●

Adds longstanding customer relationships supported by sole-source and preferred supplier positions. MCM introduces an entirely complementary customer base, meaningfully expanding and diversifying the combined company’s commercial relationships. MCM differentiates itself through short lead times, daily delivery capabilities, and the ability to consistently meet demanding utility-grade specifications. These capabilities have earned MCM sole-source or preferred supplier status across many key accounts, with average tenure among its top ten customer relationships exceeding 20 years.

●

Provides a clear pathway to reduce net leverage.  At closing, Broadwind expects pro forma net debt to trailing-twelve-month adjusted EBITDA, based on results through June 30, 2026, to be approximately 3.7x. The Company plans to reduce net leverage to 2.0x or less by year-end 2028 through a combination of earnings growth and debt repayment.

Northland Capital Markets acted as the advisor to Broadwind in the transaction.

BROADWIND ACQUISITION OF MCM CONFERENCE CALL

A conference call will be held tomorrow, November 3, 2026, at 11:00 a.m. ET to review Broadwind’s acquisition of MCM.

A webcast of the conference call and accompanying presentation materials will be available in the Investor Relations section of Broadwind’s website at https://www.bwen.com/. Individuals can also participate by teleconference dial-in. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register, download and install any necessary audio software.

Details of the conference call are as follows:

Live Call Dial-In:	877-407-0792

To listen to a replay of the teleconference, which subsequently will be available through Tuesday, November 17, 2026:

Call Replay:	844-512-2921
Replay ID:	13763646

ABOUT BROADWIND

Broadwind (Nasdaq: BWEN) is a precision manufacturer of structures, equipment and components for power generation, critical infrastructure, and other specialized applications. With facilities throughout the U.S., our talented team is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com

ABOUT MCM ACQUISITION COMPANY

Founded in 1995, MCM is an Alabama-based precision manufacturer specializing in machined and fabricated metal components for the electric utility and critical infrastructure markets. Operating from its facility in Northport, MCM offers a vertically integrated suite of capabilities spanning machining, fabrication, assembly, kitting, and delivery, producing mission-critical components for extra-high voltage ("EHV") power transmission and other diverse applications. For more information, visit www.mcmacq.com.

NON-GAAP FINANCIAL MEASURES

The Company provides non-GAAP adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, share-based compensation and other stock payments, restructuring costs, impairment charges, other non-cash gains and losses and transaction costs) and adjusted EBITDA margin (adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenues) as supplemental information regarding the Company’s business performance. The Company’s management uses this supplemental information when it internally evaluates its performance, reviews financial trends and makes operating and strategic decisions. The Company believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of the Company’s past financial performance and future results, which allows investors to evaluate the Company’s performance using the same methodology and information as used by the Company’s management. The Company's definitions of adjusted EBITDA and adjusted EBITDA margin may be different from similar non-GAAP financial measures used by other companies and/or analysts.

FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements include any statement that does not directly relate to a current or historical fact. Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) acquisition of MCM on our business and our ability to integrate MCM’s operations into our existing business efficiently, (ii) our expectations and beliefs with respect to our financial guidance as set forth in our press releases from time to time, (iii) the impact of global health concerns on the economies and financial markets and the demand for our products; (iv) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (v) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (vi) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (vii) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (viii) our ability to continue to grow our business organically and through acquisitions; (ix) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (x) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (xi) the sufficiency of our liquidity and alternate sources of funding, if necessary; (xii) our ability to realize revenue from customer orders and backlog; (xiii) the economy and the potential impact it may have on our business, including our customers; (xiv) the state of the energy and industrial markets generally, including the impact of competition and economic volatility in those markets; (xv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xvi) competition from new or existing industry participants; (xvii) the effects of the change of administrations in the U.S. federal government; (xviii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xix) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended; (xx) the effects of proxy contests and actions of activist stockholders; (xxi) the limited trading market for our securities and the volatility of market price for our securities; (xxii) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); and (xxiii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

INVESTOR CONTACT

Noel Ryan or Brian Hawthorne

BWEN@val-adv.com

BROADWIND, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

(UNAUDITED)

Consolidated	Trailing Twelve Months Ended June 30, 2026
	BWEN	MCM	Total
Income (Loss) From Continuing Operations	$(7,123)	$2,251	$(4,872)
Interest Expense	1,974	185	2,160
Income Tax Provision	105	306	410
Depreciation and Amortization	3,014	830	3,844
Share-based Compensation and Other Stock Payments	1,147	-	1,147
Transaction Costs	747	-	747
Diligence Adjustments	-	144	144
Adjusted EBITDA (Non-GAAP)	$(135)	$3,716	$3,580
Revenues	$73,612	$16,505	$90,116
Adjusted EBITDA margin	(0.2% )	22.5%	4.0%

5